Looking Ahead: ReliaStar in 2000
Onsite Analyst Meeting [SUMMARY]
September 21-22, 1999
Minneapolis, MN

                   [PICTURE OF RELIASTAR LOGO APPEARS HERE]

--------------------------------------------------------------------------------




                                  Introduction




                                       1                             RELIASTAR
================================================================================


--------------------------------------------------------------------------------
                           Forward Looking Statements
--------------------------------------------------------------------------------

   All statements contained in this report relative to markets for the Company's products and trends in the Company's operations or financial results, as well as other statements including words such as "anticipate," "believe," "expect," and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from those contemplated by the forward-looking statements. Such factors include, among other things: general economic conditions and other factors, including market receptiveness to new products, prevailing interest rate levels and stock market performance, which may affect the Company's ability to sell its products, the market value of the Company's investments and the lapse rate and profitability of the Company's policies; the Company's ability to achieve anticipated levels of operating efficiencies; mortality and morbidity; changes in federal income tax laws that may affect the relative tax advantages of some of the Company's products; and regulatory changes or actions, including those relating to regulation of financial services affecting bank sales and underwriting of insurance products and regulation of the sale, underwriting and pricing of insurance products.


                                       2                             RELIASTAR
================================================================================

--------------------------------------------------------------------------------



                             "Looking Ahead to 2000"




                                       3                             RELIASTAR
================================================================================


--------------------------------------------------------------------------------
                              Presentation Overview
--------------------------------------------------------------------------------


     .    Forces shaping our competitive environment

     .    How ReliaStar will capitalize on opportunity




                                       4                             RELIASTAR
================================================================================

--------------------------------------------------------------------------------
                             Competitive Environment
--------------------------------------------------------------------------------


     Forces Driving Continued Growth
     .    Push for seamless financial services industry
     .    Continuing consolidation
     .    Increasing demutualizations
     .    Attractive demographics



                                       5                             RELIASTAR
================================================================================


--------------------------------------------------------------------------------
                             Competitive Environment
--------------------------------------------------------------------------------

     Regulatory Changes: Financial Services Reform
     .    Outcome of reform legislation uncertain
     .    Personal involvement in process since `95
     .    First priority is a level playing field
     .    Bank alliance only one avenue for growth


                                       6                            RELIASTAR
================================================================================

--------------------------------------------------------------------------------
                             Competitive Environment
--------------------------------------------------------------------------------


     Scale: It's More Than Size
     .    Consolidation slowing but still a force
     .    Behemoths setting pricing standards
     .    ReliaStar addressing scale issues by...
          -    Reducing unit costs
          -    Doing targeted acquisitions
          -    Delivering value beyond pricing


                                       7                             RELIASTAR
================================================================================


--------------------------------------------------------------------------------
                             Competitive Environment
--------------------------------------------------------------------------------


     Trend Toward Demutualization
     .    Access to capital to fuel growth
     .    Increase competition for investors' $$
     .    Forced to compete on same terms
     .    Cultural challenge for mutual companies




                                       8                             RELIASTAR
================================================================================

--------------------------------------------------------------------------------
                            Competitive Environment
--------------------------------------------------------------------------------


     Consumer Trends
     .    Accumulating wealth for retirement
     .    Intergenerational transfer of wealth
     .    Estate planning needs
     .    Long-term care needs
     .    Hunger for information
     .    Role of Internet



                                       9                             RELIASTAR
================================================================================


--------------------------------------------------------------------------------
                          Capitalizing on Opportunity
--------------------------------------------------------------------------------


     Industry Organizations Responding
     .    ACLI promoting awareness of...
          -    Tax advantages of products
          -    Importance of protection products
          -    Benefits of income you can't outlive
     .    LIFE reinforcing value of life insurance
          -    Ad campaign creating awareness




                                       10                             RELIASTAR
================================================================================

--------------------------------------------------------------------------------
                          Capitalizing on Opportunity
--------------------------------------------------------------------------------


         [FOLLOWING SLIDES DESCRIBE HOW RELIASTAR IS SEEKING TO GROW]


================================================================================

--------------------------------------------------------------------------------


                           Individual Product
                                    Markets



                                                                       RELIASTAR
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                             1999 Operating Earnings
--------------------------------------------------------------------------------
(Percent Contribution)

          ----------------------------------------------------
          Personal Financial Services                       36%
          Tax-Sheltered and Fixed Annuities                 26
          ----------------------------------------------------
          Worksite Financial Services                       21
          Reinsurance                                       14
          Other Business Units                               3
                                                            --
                Total                                      100%


   Note: Based on insurance product and financial services operating results, before special charges, for the 12 months ended June 30, 1999

                                       2                              RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                PFS: ReliaStar Individual Insurance Lines Group
  ----------------------------------------------------------------------------

                      .    Products

                      .    Target Markets

                      .    Distribution

                      .    Service Operations


                                       3                               RELIASTAR
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                              PFS Management Office
  ----------------------------------------------------------------------------

                      .    Dubes, Gelder, Weber

                      . Leverages expertise across broad cross section of ReliaStar organization

                      .    Distribution management

                      .    Sales support and marketing

                      .    Service operations

                                       4                            RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      .    Minneapolis -- variable life

                      .    Avon -- term life, universal life

                      .    Seattle -- fixed/variable annuities


                                       5                              RELIASTAR
--------------------------------------------------------------------------------



               [GRAPHIC OF SEGMENT PRODUCTS AND TARGET MARKETS]

     [GRAPHIC DESCRIPTION OF RELIASTAR'S VUL MARKET BY CUSTOMER SEGMENTS]



--------------------------------------------------------------------------------

                               Product Initiatives
  ----------------------------------------------------------------------------

                      .    PaineWebber

                      .    Pilgrim Capital Corp.

                      .    Product Development

                      .    Triple X


                                       8                              RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Marketing Initiatives
  ----------------------------------------------------------------------------

                      .    Estate planning "in a box"

                      .    Seminar lead generation

                      .    GEMS

                      .    Business owner tools

                      .    SAM

                                       9                              RELIASTAR
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                        PFS and TSA/FA Operating Income
  ----------------------------------------------------------------------------

                            [BAR CHART APPEARS HERE]

($ in millions)
1994-1998 CAGR:A 25.3%
TWELVE MONTHS
ENDED DECEMBER 31,
1994      70.8
1995     107.0
1996     123.4
1997     145.5
1998     174.3
1999     186.6

Note: Business segment data prior to 1997 presented on a pro forma basis.
      1999 data based on 12 months ended 6/30/1999

                                      10                             RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        PFS and TSA/FA Top Line Growth
  ----------------------------------------------------------------------------

($ in millions)

1994-1998 CAGR: 19.6%

                            [BAR CHART APPEARS HERE]

TWELVE MONTHS ENDED
DECEMBER 31,
1994    465.6
1995    721.6
1996    700.0
1997    836.2
1998    952.3
1999    975.4

Note: Business segment data prior to 1997 presented on a pro forma basis.
      1999 data based on 12 months ended 6/30/1999


                                      11                               RELIASTAR
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                                  Products
               ------------------------------------------------------------------------------------------------
                                                                                                       Fixed
                                                                                         Fixed        Annuity
                                 2nd                           VA         VA Non-       Annuity         Non-
Markets        Term     UL     -to-die     VUL     SVUL     Qualified     Qualifed     Qualified     Qualified
---------------------------------------------------------------------------------------------------------------
K-12            TSA                                           TSA                        TSA
---------------------------------------------------------------------------------------------------------------
Career         PPGA             PPGA               PPGA                    PPGA                        PPGA
Military
---------------------------------------------------------------------------------------------------------------
Government     PPGA             PPGA               PPGA                    PPGA                        PPGA
Employees
---------------------------------------------------------------------------------------------------------------
Mid/upper-      BGA    BGA                                                                              BGA
Mid income     PPGA                       PPGA                             PPGA                        PPGA
                                                                                                         AB
---------------------------------------------------------------------------------------------------------------
Business        BGA    BGA      BGA        BGA     BGA                                                  BGA
Owners         PPGA            PPGA       PPGA    PPGA                                                 PPGA
                                                                                                         AB
---------------------------------------------------------------------------------------------------------------
Upscale/        BGA    BGA      BGA        BGA     BGA                     BGA                          BGA
Affluent       PPGA   PPGA     PPGA       PPGA    PPGA                    PPGA                         PPGA
                                                                                                         AB
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------


             [FOLLOWING SLIDES DESCRIBE RELIASTAR'S DISTRIBUTION
                      CHANNELS FOR INDIVIDUAL PRODUCTS]


                                      14                               RELIASTAR
--------------------------------------------------------------------------------

           [FOLLOWING SLIDES DESCRIBE "ENVOY" MARKETING INITIATIVE]

--------------------------------------------------------------------------------

                           Service Center: Objectives
  ----------------------------------------------------------------------------

          .    Improve operating efficiency

          .    Enhance customer service


                                      34                              RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Service Center:
  ----------------------------------------------------------------------------

          .    Minot

          .    training effort

          .    Technology

          .    Transition well under way


                                      35                             RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Customer Service Consolidation
  ----------------------------------------------------------------------------

          . Expected cost savings: $12-14 million (pre-tax) (approximately 20-25% on base of $55 million)

          .    Provides more seamless service for customers and producers

          .    Technology should drive efficiency gains

          .    Facilitates integration of future acquisitions

          .    Full clientization of data should enhance marketing capabilities

                                      36                           RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Highlights To Date
  ----------------------------------------------------------------------------

          December     Approved Service Center strategy

          March        Broke ground in Minot

          April        Hired Minot management staff

          June         Finalized training plans

          July         Hired 250 Minot associates

          August       Held Grand Opening

          November     Go `live'

                                      37                             RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Training
  ----------------------------------------------------------------------------

          .    "Pre-Hire Program" began in April

          .    August training at Minot State University

          .    Moved to new building after 8/30 Grand Opening

          .    Training effort to continue to 11/5


                                      38                              RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Transition
  ----------------------------------------------------------------------------

     On schedule:

     .    November `99: Annuities (Seattle & Minneapolis)

     .    March `00: Life Call Center (all locations)

     .    June `00: Life Administration (all locations)

     .    Aug. `00: New Business & Field Services (Minneapolis)

     .    Oct. `00: New Business & Field Services (Avon & Woodbury)

                                      39                             RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Technology
  ----------------------------------------------------------------------------

     .    Technology to drive efficiency gains

     .    Enhanced capabilities:

          -    Image Workflow

          -    Policy Administration Utility

          -    Data Warehouse

          -    Telephony

          -    Common New Business System

                                      40                            RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Service Center: Ongoing Expense Savings
  ----------------------------------------------------------------------------
    (Pretax, $ in millions)

                              1999     2000     2001     2002     2003
Net increase (decrease)

Facilities-related            $ --      $2      $(1)     $(1)     $(1)

Personnel-related               --      (7)     (10)     (12)     (13)
                              -----    ----    -----    -----    -----
Net ongoing impact            $ --     $(5)    $(11)    $(13)    $(14)
on expenses

     Note: Non accruable transition costs in 1999 and 2000 are expected to be $5 million and $3 million, respectively.

                                      41                              RELIASTAR
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                    Products
             ----------------------------------------------------------------------------------------------------
                                                                                                        Fixed
                                                                                          Fixed        Annuity
                                 2nd                           VA          VA Non-       Annuity         Non-
Markets        Term     UL     -to-die     VUL     SVUL     Qualified     Qualified     Qualified     Qualified
-----------------------------------------------------------------------------------------------------------------
K-12           TSA                                          TSA                         TSA
-----------------------------------------------------------------------------------------------------------------
Career         PPGA            PPGA                PPGA                   PPGA                        PPGA
military
-----------------------------------------------------------------------------------------------------------------
Government     PPGA            PPGA                PPGA                   PPGA                        PPGA
Employees
-----------------------------------------------------------------------------------------------------------------
Mid/upper-
mid income
-----------------------------------------------------------------------------------------------------------------
Business       BGA     BGA     BGA         BGA     BGA                                                BGA
Owners         PPGA            PPGA        PPGA    PPGA                                               PPGA
                                                                                                      AB
-----------------------------------------------------------------------------------------------------------------
Upscale/       BGA     BGA     BGA         BGA     BGA                    BGA                         BGA
affluent       PPGA    PPGA    PPGA        PPGA    PPGA                   PPGA                        PPGA
                                                                                                      AB
-----------------------------------------------------------------------------------------------------------------
                                                Service Operations
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   PFS Summary
  ----------------------------------------------------------------------------

          .    Manage expenses

          .    Strengthen product line

          .    Strengthen marketing

          .    Strengthen sales management competencies

          .    Continue to build cross selling activity

                                      43                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                Broker/Dealer
                                   Services

                                                                       RELIASTAR
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                            ReliaStar Broker/Dealers:
                       Washington Square Securities, Inc.
                       PRIMEVEST Financial Services, Inc.
                        Financial Northeastern Companies


                                                                       RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            ReliaStar Broker/Dealers
  ----------------------------------------------------------------------------

     Why are the Broker/Dealers important?

     .    Facilitate cross marketing

     .    Gather assets

     .    Operational capabilities to support multiple opportunities

     .    Earnings growth potential

                                       3                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       Washington Square Securities, Inc.
  ----------------------------------------------------------------------------

     .    Broker/Dealer for Independent Producer Channel

          - Full service broker/dealer supports Enterprise variable products strategy

          -    Important capability to facilitate recruiting of producers

          -    Reps associated with WSSI as of August 31, 1999 - 2,386


                                       4                             RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    [SLIDE DESCRIBES WSSI STRATEGY FOR REGISTERED REPRESENTATIVE RETENTION]



                                       5                               RELIASTAR
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                       Washington Square Securities, Inc.
  ----------------------------------------------------------------------------
  ($ in millions)


                              1995     1996     1997     1998    1999*
                              ----     ----     ----     ----    -----

Revenues                      19.0     39.4     55.3     78.7    45.3
Growth                                  107%      40%     +42%
Net Income                      .9      1.5      1.1      2.5      .9
Proprietary Sales              124      245      309      418     242
(Premiums & Deposits)
Customer Assets Held           N/A      N/A    5,915    8,312   9,620

*    First six months only

                                       6                             RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       Washington Square Securities, Inc.
  ----------------------------------------------------------------------------
  ($ in millions)

                              Gross Retail Sales

                           [BAR CHART APPEARS HERE]

TWELVE
MONTHS
ENDED
DECEMBER 31,
1992        194

1993        340

1994        386

1995        492

1996      1,127

1997      1,484

1998      1,960

1999*     2,569

*Annualized based on 6 months

                                       7                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       Washington Square Securities, Inc.
  ----------------------------------------------------------------------------
  ($ in millions)
                              Gross Retail Sales


 TWELVE MONTHS                           Mutual        Other        Total
ENDED DECEMBER 31,   Life   Annuities    Funds        Activity   Retail Sales
------------------   ----   ---------    ------       --------   ------------

   1996               74       313         657           84         1,127
   1997               84       448         723          231         1,484
   1998              107       605         979          269         1,960
   1999*              97       783       1,268          421         2,569

* Annualized based on 6 months

                                       8                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         PRIMEVEST (as a business unit)
  ----------------------------------------------------------------------------

     Third party marketing Broker/Dealer focused on the bank market:

     .    Focus on community and small regional banks

     .    #1 market share in number of bank relationships (575 banks)

     .    #2 market share in gross retail sales

     .    Full service or discount service

     .    Product delivery

     .    Field organization

     .    Compliance and regulatory support

                                       9                             RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       PRIMEVEST (as a business unit)***
  ----------------------------------------------------------------------------
  ($ in millions)

                                                                          SIX
                                                                        MONTHS
                                                                         ENDED
                                  TWELVE MONTHS ENDED DECEMBER 31       JUNE 30,
                              --------------------------------------    --------
                              1995*      1996*      1997        1998     1999**
                              -----      -----      ----        ----     ------

Revenues                       19.2       33.1       42.0       53.9      33.2
Growth                                      73%        26%        30%
Net Income                       .3        1.4        1.7        2.5       2.2
Proprietary Sales               -0-        -0-        6.0       21.0      24.0
(Premiums & Deposits)
Customer Assets Held          2,151      3,553      4,699      6,770     7,069

*   Acquired October, 1996
**  First six months only
*** Adjusted

                                      10                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         PRIMEVEST (as a business unit)
  ----------------------------------------------------------------------------
  ($ in millions)

                              Gross Retail Sales

                           [BAR CHART APPEARS HERE]

TWELVE
MONTHS
ENDED DECEMBER 31,
1996      2,296

1997      2,959

1998      3,780

1999*     4,140

* Annualized based on 6 months.

                                      11                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         PRIMEVEST (as a business unit)
  ----------------------------------------------------------------------------
  ($ in millions)

                              Gross Retail Sales

TWELVE
MONTHS                                  Mutual       Other         Total
ENDED DECEMBER 31,  Life     Annuities   Funds       Activity   Retail Sales
------------------  ----     ---------   -----       --------   ------------

1996                 --         106       283         1,906        2,296
1997                  2         137       342         2,478        2,959
1998                  4         163       473         3,140        3,780
1999*                 4         210       550         3,378        4,140

* Annualized based on 6 months

                                      12                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         PRIMEVEST (as a business unit)
  ----------------------------------------------------------------------------

          [SLIDE DESCRIBES PRIMEVEST'S STRATEGIC DIRECTION]



                                      13                              RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       PRIMEVEST (as operations center)
  ----------------------------------------------------------------------------
             Broker/Dealer Strategy:     One Back Office Operation
                                         Multiple Sales Fronts

                   [CHART DESCRIBING END USES OF OPERATIONS]





                                      14                             RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       PRIMEVEST (as operations center)
  ----------------------------------------------------------------------------

     .    New Technology

          -    Internet capabilities

               >   Contact and portfolio management system

               >   Web-based trading

          -    Common remitter capability

          -    Consolidated statements

     .    Move WSSI Clearing to PRIMEVEST

     .    Consolidate Other Operations Functions


                                      15                            RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        Financial Northeastern Companies
  ----------------------------------------------------------------------------

     Business

     .    Provides services to over 2,500 credit union customers

          -    Brokering and underwriting CDs

          -    Fixed income securities sales

     .    Brokerage Services to Institutions and high net worth individuals

     Opportunities

     .    Cross-sell PRIMEVEST Services to FNC Credit Unions

     . Cross-sell FNC CD Brokerage and fixed income capabilities to PRIMEVEST Institutions

     .    Move clearing to PRIMEVEST

     .    Expand capabilities leveraging RLR financial strength

                                      17                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        Financial Northeastern Companies
  ----------------------------------------------------------------------------
                          1998 Retail CD League Table

      Rank        Manager                                   Amount  ($MM)
      ----        -------                                   ------
         1.       Morgan Stanley Dean Witter                6,529.1
         2.       Merrill Lynch                             6,493.8
         3.       Salomon Smith Barney                      4,211.0
         4.       LaSalle                                   3,424.5
         5.       Oppenheimer                               2,664.7
         6.       BT Alex Brown                             1,490.4
         7.       Paine Webber                              1,100.1
         ----------------------------------------------------------
         8.       Financial Northeastern                      442.0
         ----------------------------------------------------------
         9.       Lehman Brothers                             392.5
        10.       Prudential Securities                       289.6
                  Others                                    1,767.4
                                                           --------
                  Total                                    28,805.1

                                      18                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    Capital
                                  Management

                                                                       RELIASTAR
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                        Components of Capital Management
--------------------------------------------------------------------------------

     .    Effective deployment of capital

     .    Preserve financial strength ratings

     .    Optimize cost of capital

     .    Maintain financing flexibility

                                       2                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Deployment of Capital
  ----------------------------------------------------------------------------

     .    Investment in current business operations

     .    Investment in acquisitions

     .    Share buyback programs

                                       3                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        Investment in Current Operations
  ----------------------------------------------------------------------------

     . "Target Surplus" = equity allocated to each business unit, based on risk exposure and ratings objectives

     . Each product is priced to achieve a target ROI, with investment computed using "target surplus"

     . Consolidated RLR maintains capital levels that support our financial strength ratings


                                       4                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          Business Unit ROI Objectives
  ----------------------------------------------------------------------------

          Personal Financial Services                  14%
          Tax-Sheltered and Fixed Annuities            13%
          Worksite Financial Services                  20%
          Reinsurance                                  35%
          Mutual Funds                                 20%
          --------------------------------------------------
          RLR Financial Objective                      16%
          --------------------------------------------------

                                       5                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            Risk-Based Capital Ratios
  ----------------------------------------------------------------------------
  (As of June 30, 1999, for ReliaStar Life)


          Rating Agency                              Ratio
          -------------                              -----

          A.M. Best                                   179%
          Standard & Poor's                           164%


          Note: Minimum ratio targeted to maintain current ratings is 160%

                                       6                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           Financial Strength Ratings
  ----------------------------------------------------------------------------

                                            Subs              RLR
                                            ----              ---

     A.M. Best                               A+               --
     Standard & Poor's                       AA                A
     Moody's                                 A1               A3

     . Solid financial strength ratings are very important to distributors and customers


                                       7                            RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         ReliaStar Acquisition Strategy
  ----------------------------------------------------------------------------

     .    Expand distribution, products, and service capabilities

     .    Build scale in core business lines

     .    Meet financial criteria:

          -    accretive to EPS in first 12 months

          -    consistent with ROE objective

          -    complementary to financial strength ratings

                                       8                              RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Capitalization Ratio
  ----------------------------------------------------------------------------

                              1997    1998    1999E    2000E
                              ----    ----    -----    -----
          Capitalization
               Ratio          24%      29%     33%      31%

          Notes:

          1) Calculated as long-term debt plus preferred securities (TOPrS), divided by total capital

          2) 1999E adjusted for financing associated with completed stock buybacks and Pilgrim acquisition

          3)   2000E assumes no additional debt or equity offerings in 2000

          4)   Target maximum ratio of 35% to preserve current ratings

                                       9                               RELIASTAR
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                         Acquisition Financing Capacity
  ----------------------------------------------------------------------------
  ($ in millions)

                                      (Based on 35% Max. Cap. Ratio)
     Financing Structure          2000         2001*        Cumulative
     -------------------          ----         -----        ----------
       100% debt                  $250          $200          $450
       80% debt/20% stock          375           275           650
       60% debt/40% stock          675           475         1,150
       40% debt/60% stock        3,400         2,400         5,800
       greater than 35%
       debt/less than 65%
       stock                 unlimited     unlimited      unlimited

     -----------------------------------------------------------------
     * Assuming indicated transaction volume completed in 2000

     Note: Analysis does not reflect limits imposed by fixed charge coverage ratio or other constraints

                                      10                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           Fixed Charge Coverage Ratio
  ----------------------------------------------------------------------------

                    1998     1999E      2000E     2001E
                    ----     -----      -----     -----
     Coverage
      Ratio         8.2x      7.3x       7.1x      8.2x

     Notes:

     1) Calculated as operating earnings before interest and taxes, divided by interest expense and preferred dividends

     2) 1999E - 2001E includes only financings associated with completed stock buybacks and Pilgrim transaction

     3)   Target minimum coverage ratio of 6.0x to preserve current ratings

                                      11                              RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               Recent Acquisitions
  ----------------------------------------------------------------------------

Purpose          Financing         Date
-------          ---------         ----

Strategic          Comb.           4Q99           Pilgrim Capital Corp.
Tactical           Debt            2Q99           Financial Northeastern Co.
Tactical           Debt            3Q98           KPMG 401(k) Plans Admin.
Tactical           Debt            1Q98           LaMar & Phillips, Inc.
Strategic          Debt            1Q98           Citizens Savings Bank
Strategic          Comb.           3Q97           Security-Connecticut Corp.
Tactical           Debt            2Q97           Brandes Int'l Equity Fund
Tactical           Debt            4Q96           PRIMEVEST
Strategic          Stock           3Q96           SMMS, Inc.
Tactical           Debt            2Q95           Advest Mutual Funds
Strategic          Comb.           1Q95           USLICO Corp.

                                      12                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           Share Repurchases Programs
  ----------------------------------------------------------------------------

                                                                 Total Shares
     Years                         Purpose                       Repurchased
     -----                         -------                       -----------

     1995, 1997, 1998              Acquisition-                  7.1 million
                                      related

     1998, 1999                    General,                      6.3 million
                                      Systematic


                                      13                              RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        Weighted Average Cost of Capital
  ----------------------------------------------------------------------------

                            1995             11.5%
                            1996             11.3%
                            1997             11.1%
                            1998             10.7%
                            1999             10.3%

                                      14                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         Capital Management Report Card
  ----------------------------------------------------------------------------
  Objective: Effective deployment of capital

  Outcome:

                  Year                            ROE
                  ----                            ---
                  1994                            15.4%
                  1995                            16.0%
                  1996                            16.4%
                  1997                            15.7%
                  1998                            15.2%
                  12 months ending 6/30/99        15.2%
                  5-year average                  15.7%
                  Peer average                    13.7%

                                      15                              RELIASTAR
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                         Capital Management Report Card
  ----------------------------------------------------------------------------
  Objective:  Preserve financial strength ratings

  Outcome:

         A. M. Best                 Life Companies upgraded to
                                    A+ in January 1998

         Standard &                 Life Companies upgraded
             Poor's                 to AA in October 1998

         Moody's                    Life Companies have
                                    maintained A1 rating since
                                    January 1996

                                      16                              RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         Capital Management Report Card
  ----------------------------------------------------------------------------

     Objective: Optimize cost of capital

     Outcome:   Since 1995, RLR has reduced its
                weighted average cost of capital by
                120 bp, from 11.5% to 10.3%

                                      17                             RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         Capital Management Report Card
  ----------------------------------------------------------------------------

     Objective: Maintain financing flexibility

     Outcome:

     Since 1995, our capital management efforts have allowed us to:

          - Finance 11 acquisitions, with a combination of debt, TOPrS and common stock

          -    Repurchase over 13 million RLR shares

          -    Maintain additional capacity to finance future growth

                                      18                              RELIASTAR
--------------------------------------------------------------------------------

                           [Right on the Money Logo]



           [SLIDES DESCRIBE "RIGHT ON THE MONEY" TELEVISION PROGRAM]

--------------------------------------------------------------------------------

                                    Worksite
                                    Marketing

                                                                       RELIASTAR
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             1999 Operating Earnings
--------------------------------------------------------------------------------
(Percent Contribution)


     Personal Financial Services                       36%
     Tax-Sheltered and Fixed Annuities                 26
     ----------------------------------------------------
     Worksite Financial Services                       21
     ----------------------------------------------------
     Reinsurance                                       14
     Other Business Units                               3
                                                      ---
           Total                                      100%


     Note: Based on insurance product and financial services operating results, before special charges, for the 12 months ended June 30, 1999

                                       2                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Worksite Financial Services
--------------------------------------------------------------------------------

     Four Businesses:

     .    Group - ReliaStar Employee Benefits (REB)

     .    401(k) - ReliaStar Retirement Plans (RRP)

     .    Payroll Deduction - ReliaStar Payroll Deduct (RPD)

     .    Financial Education - Worksite Advisory Services (WAS)


                                       3                               RELIASTAR
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           Worksite Financial Services
--------------------------------------------------------------------------------


         Business Unit                    Contribution to Earnings
         -------------                    ------------------------
         Group                                       60%

         401(k)                                      25%

         Payroll Deduction                           15%

         Financial Education                          --

                                       4                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Worksite Financial Services
--------------------------------------------------------------------------------
Sales.

                            [BAR CHART APPEARS HERE]

    ($ in millions)
--------------------------------------------------------------------------------
TWELVE
MONTHS
ENDED
DECEMBER 31,

1995              340.9
1996              403.5
1997              502.7
1998              551.7
Jun-99            350


*  CAGR without medical 23%
** YTD 6/30/99 sales increased 36% compared to YTD 6/30/98

                                       5                               RELIASTAR

--------------------------------------------------------------------------------
                           Worksite Financial Services
--------------------------------------------------------------------------------
ROEs

                           [BAR CHART APPEARS HERE]

   ($ in millions)
--------------------------------------------------------------------------------
TWELVE
MONTHS
ENDED           Operating
DECEMBER 31,     Income        ROE
1996              44.1        17.5%
1997              51.4        18.6%
1998              60.5        20.6%



                                       6                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Worksite Financial Services
--------------------------------------------------------------------------------
                         6/30/99 YTD sales comparison

                        YTD       YTD    YTD 6/30/99
($ in millions)       6/30/99   6/30/98  YTD 6/30/98
                      Actual    Actual   Variance
                     --------   -------  -----------

Group                   67.9       57.5     +18%
401(k)                 274.4      193.4     +42%
Payroll Deduction        8.1        6.8     +19%

TOTAL                  350.4      257.7     +36%


                                       7                               RELIASTAR
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           Worksite Financial Services
                                   Cross Sales
--------------------------------------------------------------------------------
                          YTD 6/30/99 vs. YTD 6/30/98
  ($ in millions)
--------------------------------------------------------------------------------

                            [BAR CHART APPEARS HERE]

1998    39.5
1999    88.6

Numbers of Groups Sold
----------------------
1995 - 9
1998 - 238


                                       8                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          Worksite Financial Services

  ----------------------------------------------------------------------------

Six months earnings compared to 1998

                        YTD          YTD         1998 to 1999
($ in millions)       6/30/99      6/30/98         Variance
                      -------      -------       ------------

Group                   19.0         19.6               (3%)
401(k)                   7.1          6.5              + 9%
Payroll Deduction        4.4          2.9              +57%
Financial Education     (0.6)        (1.2)              NM

TOTAL                   29.9         27.8              + 8%

                                       9                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          Worksite Financial Services

  ----------------------------------------------------------------------------

[GRAPH DESCRIBING HISTORICAL OPERATING INCOME PROVIDED BY MEDICAL PRODUCTS AND ALL OTHER WORKSITE PRODUCTS APPEARS HERE]



                                      10                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Worksite Financial Services
--------------------------------------------------------------------------------


[LINE GRAPH ILLUSTRATION OF HISTORICAL EARNING GROWTH RATES TOTAL WFS, MEDICAL AND ALL OTHER WORKSITE PRODUCTS APPEARS HERE]


                                      11                               RELIASTAR
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           Worksite Financial Services
                                    Overview
--------------------------------------------------------------------------------

     1999 Critical Factors

     .    Product Development

     .    Sales Office/Staff Expansion

     .    Expense Management/AVA

     .    Acquisitions

     .    Technology


                                      12                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Group Insurance
--------------------------------------------------------------------------------

     Medical Update

     .    Completing transition of ASO and Insured Medical to Trustmark

     .    Retained Stop Loss and other product lines

     .    Co-located Trustmark account reps

     .    New business opportunities

          -    Stop Loss line

          -    Packaging products

                                      13                               RELIASTAR
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 Group Insurance
--------------------------------------------------------------------------------

     Financial Information

     .    Total premium and fees in $550 million range

     .    Medical premium should be replaced by worksite products

     .    Non-medical products operating income 3 year CAGR of +20%


                                      14                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Group Insurance
--------------------------------------------------------------------------------

     Term Life Product

     .    9th largest carrier in Group Life premium - $450 million

     .    5th largest writer of new Group Life sales in `98 - $67 million

     . 6th largest writer of new Group Life sales through 2Q99 - $54 million (up 25% from `98)

     .    Group Life sales had a 3 year CAGR of 45%

                                      15                               RELIASTAR
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               Group Insurance
--------------------------------------------------------------------------------

     Term Life Product Packaging

     .    Broad product portfolio

          -    Traditional group products

          -    Voluntary offerings

          -    Cross-sold products

     .    Most common packaged products with Group Life:

          -    Disability

          -    Stop Loss

          -    401(k)

          -    Voluntary payroll deduction products

          -    MoneySense(R) financial education

                                      16                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Group Insurance
--------------------------------------------------------------------------------

Competitors: Peer companies and cross-selling competitors

     Term Life                  Disability                Stop Loss
     ---------                  ----------                ---------
     Hartford                   UNUM/Provident            Boston Mutual
     UNUM/Provident             Hartford                  SafeCo
     Prudential                 Standard                  Sun Life
     MetLife

     Life/401(k)                Life/UL
     -----------                -------
     Principal                  Colonial/UNUM/Provident
     Great West                 CIGNA

                                      18                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Group Insurance
--------------------------------------------------------------------------------

[SLIDE DESCRIBES DISABILITY PRODUCT OBJECTIVES]



                                      19                               RELIASTAR
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 Group Insurance
--------------------------------------------------------------------------------

[SLIDE DESCRIBES STOP LOSS PRODUCT OBJECTIVES]



                                      20                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Group Insurance
  ----------------------------------------------------------------------------

     Sales Organization

          .    Captive sales organization

          . Five month training program; sales profile vs. technical background

          .    Hire experience reps as needed

          .    Compensation structure

          .    Broad product portfolio

          .    Co-location of specialist key to cross-selling

                                      21                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Group Insurance
  ----------------------------------------------------------------------------

     Sales Expansion Results

          .    15% annual sales force growth since `96
               -    60 to 95 reps in three years
               -    14 to 25 markets; expansion continues

          .    48% sales increase with reps less than three years experience

                                      22                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Group Insurance
  ----------------------------------------------------------------------------

[SLIDE DESCRIBES STRATEGY BEHIND NEW 50-500 EMPLOYER MARKET]



                                      23                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Group Insurance
  ----------------------------------------------------------------------------

[SLIDES DESCRIBES EXPENSE INITIATIVES]

  ----------------------------------------------------------------------------
  Group Term Life Inforce Premium Rate per $1,000(% change from prior period)
  ----------------------------------------------------------------------------

               1996             1997            1998          YTD 6/99
               --------------   -------------   -----------   -----------
               $2.63 (-3.7%)    $2.54 (-3.4%)   $2.52 (.8%)   $2.53 (.4%)
  ----------------------------------------------------------------------------


                                      24                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Group Insurance
  ----------------------------------------------------------------------------

     Expense Initiatives

          .    Implemented Activity Value Analysis (AVA) throughout division

          .    AVA predicated on two new operational efforts
               -    Image and workflow
               -    Administrative capability for 50-500 market


                                      25                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    401(k)
  ----------------------------------------------------------------------------

[SLIDES DESCRIBES CHOICEONE PRODUCT FEATURES]



                                      26                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     401(k)
  ----------------------------------------------------------------------------

Product Features - ChoiceOne

     Sub-advised Investment Options:

     .    Both New York and other 49 states

     .    Expand with Northstar and Pilgrim

     .    Current sub-advised offerings:
          -    Goldman Sachs Core US Equity Managed Account
          -    Goldman Sachs Cap Growth Managed Account
          -    ReliaStar Opportunity Value Managed Account (OpCap)
          -    ReliaStar Balanced Value Managed Account (OpCap)
          -    ReliaStar Value Managed Account (OpCap)
          -    Salomon Brothers SB Total Return Managed Account
          -    Salomon Brothers SB Investment Managed Account
          -    Salomon Brothers SB Cap Managed Account
          -    PIMCO StockPlus Managed Account
          -    Mitchell Hutchins Tactical Allocation Managed Account

                                      27                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     401(k)
  ----------------------------------------------------------------------------

Product Features - ChoiceOne

     Mutual Funds: Enhances product offering through choice

     .    AIM Management Group Inc.
     .    The Alger Fund
     .    American Century Funds
     .    Fidelity Investments
     .    Lord Abbett & Company
     .    Neuberger & Berman Funds
     .    Northstar Investment Management
     .    Oppenheimer Funds
     .    Putnam Investments
     .    The SoGen Funds
     .    Warburg Pincus Funds
     .    ChoiceOne's LifeStyles

                                      28                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     401(k)
  ----------------------------------------------------------------------------

Dallas Service Center

     .    Acquired from KPMG on 10/3/98

     .    Technology-based strategy

     .    Small case market

     .    Quick highlights of our current capabilities


                    [SLIDES DESCRIBE DALLAS SERVICE CENTER]

                                      29                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Payroll Deduction
  ----------------------------------------------------------------------------

Products

     .    New introductions and revised products
          -    Revised UL and Par Whole Life
          -    New Disability income product
          -    Wellness benefit added to cancer policy

     .    Products under development
          -    Critical illness
          -    LTC rider to UL

                                      39                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Payroll Deduction
  ----------------------------------------------------------------------------

Sales Expansion

          .    Sales staff transitioned from Arlington, VA to REB field offices

          .    Additional staff added in Atlanta and Northeast

          . Offices now in Atlanta, New Jersey, Chicago, Los Angeles, Arlington and Dallas; expansion under consideration in Minneapolis and New Jersey


                                      40                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Payroll Deduction
  ----------------------------------------------------------------------------

Expense Initiatives

          .    Implemented Activity Value Analysis (AVA)
               -    Changes in Printing and Fulfillment
               -    Billing process
               -    10 other smaller initiatives

          .    Additional initiatives under review
               -    Image and Workflow/other IT projects
               -    Utilization of Minot Service Center
               -    Outsource certain activities

                                      41                               RELIASTAR

--------------------------------------------------------------------------------
                           Worksite Advisory Services
  ----------------------------------------------------------------------------

          .    Addition to ReliaStar worksite package

          .    Evolving business
               -    Shifting emphasis from seminars to advisory services
               -    Non-commissioned sales staff a challenge

          .    Profit potential minimal over near term

                                      42                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Reinsurance


                                                                       RELIASTAR
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                             1999 Operating Earnings
--------------------------------------------------------------------------------
(Percent Contribution)

   Personal Financial Services                       36%
   Tax-Sheltered and Fixed Annuities                 26
   Worksite Financial Services                       21
   -----------------------------------------------------
   Reinsurance                                       14
   -----------------------------------------------------
   Other Business Units                               3
                                                     ---
         Total                                      100%



 Note: Based on insurance product and financial services operating results, before special charges, for the 12 months ended June 30, 1999


                                       2                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 ReliaStar Reinsurance Group Operations Summary
--------------------------------------------------------------------------------

     .    Division of ReliaStar Life Insurance Company...formed 23 years ago

     . 155 associates including 4 international offices and 2 wholly-owned subsidiaries

     .    Engaged in Group and Special Risk Reinsurance worldwide

     .    Recent entrance into Special Insurance Lines

     .    Variety of businesses provide significant diversification

     .    High profitability with average ROEs of 45% over the last
          10 years

     . Considered a top A&H reinsurer in the market by U.S. reinsurance brokers.

                                       3                               RELIASTAR
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Historical Reinsurance Performance
                                 (in millions)
--------------------------------------------------------------------------------

[BAR CHART APPEARS HERE]

                TWELVE MONTHS ENDED DECEMBER 31,
  1995              1996                 1997                1998
--------------------------------------------------------------------
Operating        Operating            Operating            Operating
 Income           Income               Income               Income
 $28.3            $32.9                $37.2                $42.4

Net Earned       Net Earned           Net Earned           Net Earned
 Premium          Premium              Premium              Premium
 $167.0           $183.7               $221.9               $320.3


                               ----------------
                                      ROE
                               1998:     47.30%

                               1997:     47.70%

                               1996:     51.10%

                               1995:     50.38%

                                Average annual
                                growth rate of
                              Net Earned Premium:
                                     24.2%

                                Average Annual
                                Growth Rate of
                               Operating Income:
                                     14.5%
                               ----------------
                                                                       RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      1999 Loss Ratio, Net Earned Premium
                            and Expense Development
--------------------------------------------------------------------------------

                          1999 Loss Ratios by Quarter
                          ---------------------------

Line of Business     First Quarter    Second Quarter    July & Aug. 1999
----------------     -------------    --------------    ----------------
Life                    56.45%           44.14%              44.60%
Medical                 79.91%           71.64%              94.00%
All Other               75.95%           74.66%              74.56%
Total                   69.34%           63.60%              70.40%

              Total 1999 Net Earned Premium by Quarter (millions)
              --------------------------------------------------
All Lines               $104.0           $102.7               $72.6

                 1999 Commission and Expense Ratios by Quarter
                 ---------------------------------------------

Line of Business     First Quarter    Second Quarter    July & Aug. 1999
----------------     -------------    --------------    ----------------
Life                    26.49%           22.09%              21.10%
Medical                 28.36%           22.18%              19.50%
All Other               21.81%           22.46%              21.50%
Total                   25.17%           22.26%              20.80%


--------------------------------------------------------------------------------

 [SLIDES DESCRIBE REINSURANCE OPERATING PHILOSOPHY, DISTRIBUTION APPROACHES AND
                              GROWTH STRATEGIES.]

--------------------------------------------------------------------------------
                               Reinsurance by Unit
                                 ($ in millions)
--------------------------------------------------------------------------------
[CIRCULAR GRAPH APPEARS HERE]

                     TWELVE MONTHS ENDED DECEMBER 31, 1998
                                 Reinsurance
                                  Management

                                     Special
                        Managed     Insurance
Broker      Direct       Care        Products      Disability     International
$75.8       $127.4       $18.6        $20.3          $38.6            $39.6
$16.9       $ 11.6       $ 1.9        $ 1.2          $ 4.1            $ 6.7


                                     1998
                                  Reinsurance
                                    Totals:

                                  Net Earned
                                    Premium
                                    $320.3

                                   Operating
                                    Income
                                     $42.4

                                      11                               RELIASTAR
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
            Net Earned Premium and Operating Income by Product Group
                   Twelve Months Ending December 31, 1994-1998
                                  (in millions)
--------------------------------------------------------------------------------

[BAR GRAPH OF HISTORICAL NET EARNED PREMIUM AND OPERATING INCOME BY GROUP LIFE, ACCIDENTAL DEATH, WORKER'S COMP. AND GROUP MEDICAL PRODUCT GROUPS FOR TWELVE MONTHS ENDED DECEMBER 31, 1994 THROUGH 1998 APPEARS HERE]


                                      12                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Net Earned Premium and Operating Income by Product Group
                   Twelve Months Ending December 31, 1994-1998
                                  (in millions)
--------------------------------------------------------------------------------

[BAR GRAPH OF HISTORICAL NET EARNED PREMIUM AND OPERATING INCOME BY MANAGED CARE, GROUP DISABILITY, INTERNATIONAL AND SPECIAL INSURANCE PRODUCTS GROUPS FOR TWELVE MONTHS ENDED DECEMBER 31, 1994 THROUGH 1998 APPEARS HERE]



                                      13                               RELIASTAR
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
            Net Earned Premium and Operating Income by Product Group
                         Six Months Ending June 30, 1999
                                  (in millions)
--------------------------------------------------------------------------------
                                       Net
                                     Earned       Operating
                                     Premium       Income
                                     -------       ------
Group Life                           $  25.8       $  4.4
Accidental Death (All Forms)            17.5          1.3
Workers' Comp. Carve-Out                31.3          7.9
Group Medical                           53.8          0.1
Managed Care                            14.4          1.5
Group Disability                        24.7          1.0
International                           22.9          2.3
Special Insurance Products              16.3          1.0
                                     -------       ------
GRAND TOTAL                          $ 206.7       $ 19.5

                                      14                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Total International Results
--------------------------------------------------------------------------------
(in millions)

                           [BAR CHART APPEARS HERE]

TWELVE
MONTHS        NET
ENDED         EARNED          OPERATING
DECEMBER 31,  PREMIUM           INCOME

1993           $4.1             $0.6
1994           $8.1             $1.5
1995          $12.8             $3.6
1996          $18.5             $5.2
1997          $27.4             $5.3
1998          $39.6             $6.7

                                      19                               RELIASTAR

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                       International Reinsurance Offices
--------------------------------------------------------------------------------
(in millions)

[PHOTO OF          [PHOTO OF                          [PHOTO OF      [PHOTO OF
 SOREN SCHEUER      TONNY ANKER-SVENDSEN               HANS WALLAGE   ANA STALLINGS
 APPEARS HERE]       APPEARS HERE]                     APPEARS HERE]  APPEARS HERE]

           Copenhagen - 1992                              Amsterdam - 1994
Year  Net Earned Premium   Operating Income       Year  Net Earned Premium  Operating Income
1998      $15,825              $4,413             1998        $11,378             $1,698

                                          [PHOTO OF JAKOB
                                           KOLBYE APPEARS
                                           HERE]
[PHOTO OF          [PHOTO OF                          [PHOTO OF       [PHOTO OF
 JONATHAN           MARC McLEAN                        APPEARS HERE]   LUIS GALVAN
 BOWERS             APPEARS HERE]                                      APPEARS HERE]
 APPEARS HERE]

             London - 1996                                 City - 1999
Year  Net Earned Premium  Operating Income              Office in 1999
1998        $12,416           $ 640

                                    20                                 RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           1998 International Premium
                             Distribution by Product
--------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]

Catastrophe   AD     Life    Medical    Disability    WCA
    25%       28%    29%        4%          2%        12%

                                                                       RELIASTAR

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        Geographical Growth Opportunities
--------------------------------------------------------------------------------

     . Significant Growth: Argentina, London, Mexico, Scandinavia, Spain & South Africa

     . Modest Growth: Australia, Austria, Belgium, Central America, Colombia, Chile, England, Far East, France, Germany, Italy, Netherlands, New Zealand, Portugal & Switzerland

     .    Emerging Markets (Short Term): Brazil, Eastern Europe, Peru &
          Venezuela

     .    Emerging Markets (Long Term): China & India


                              [MAP APPEARS HERE]


                                      22                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             International Strategy
--------------------------------------------------------------------------------

     . Continued global expansion through increased marketing, strategic partners, and establishment of additional local offices

     .    Focus on developed countries with political and economic stability

     .    Regional and seasoned professional staff familiar with local cultures

     .    Superior service and strong personal relationships

                                      23                               RELIASTAR
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       International Growth Opportunities
--------------------------------------------------------------------------------

     .    Sales in Mexico and Central America through our new Mexico
          City office

     .    Emphasis in Scandinavian markets

     .    Opportunities in South America

     . Additional underwriting from London subsidiary with $6.0 million additional capital

                                      24                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Workers' Compensation Financial History
                                 (last 10 years)
  ----------------------------------------------------------------------------
[BAR GRAPH APPEARS HERE]

($ in millions)


TWELVE MONTHS
ENDED          Net Earned        Operating
DECEMBER 31,    Premium           Income

1989            $10.1              $6.7
1990            $10.2              $5.5
1991            $11.4              $6.6
1992            $13.8              $7.9
1993            $18.8              $9.3
1994            $21.8              $9.8
1995            $24.9             $12.3
1996            $20.2              $9.1
1997            $25.4             $12.1
1998            $31.8             $12.4


                                      25                               RELIASTAR
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[SLIDES DESCRIBE REINSURANCE STRATEGY AND PHILOSOPHY FOR THE WORKERS' COMPENSATION MARKET]
--------------------------------------------------------------------------------



                                      26                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         [SLIDES DESCRIBE REINSURANCE DISABILITY REINSURANCE STRATEGY]
--------------------------------------------------------------------------------

     .    We stay focused on the bottom line

     .    We have a diversity of clients


                                      28                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Disability Reinsurance
                      Twelve Months Ending December 31,
                                  (in millions)
--------------------------------------------------------------------------------

[BAR GRAPH APPEARS HERE]

          NET EARNED   OPERATING
            PREMIUM      INCOME       ROE
            -------      ------       ---

1996        $24.9        $2.0       20.5%

1997        $26.0        $3.2       29.0%

1998        $38.6        $4.1       29.0%


                                      29                               RELIASTAR
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                           Special Insurance Products
--------------------------------------------------------------------------------
                  12-31-95                  6-30-99
                  --------                  -------
                  Occ Acc                   Occ Acc
                  Vision Care               Vision Care
                                            Student Health
                                            Terrorism AD&D
                                            Travel Accident &
                                            Voluntary AD&D
                                            Stop Loss/BIG
                                            Voluntary Dental
                                            Stop Loss/REM
                                            Stop Loss/IAF
                                            Basic Dental
                                            Small Group Life
                                            Blanket Accident
                                            RX Drug
                                            Serious Illness


                                      30                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Special Insurance Products
                           Annualized Premium Inforce
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]
(in millions)

DECEMBER 31,

   1994          $5,717,000
   1995          $5,816,000
   1996         $13,758,000
   1997         $34,597,000
   1998         $70,955,000
   1999         $95,529,000 (AS OF 6/30/99)

                                      31                               RELIASTAR
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             Value-Added Services
--------------------------------------------------------------------------------

     .    ROSE(R) Program

     .    Underwriting

          - facultative underwriting
          - underwriting manuals
          - training

     .    Actuarial

          - reserve analysis
          - pricing
          - retention analysis

     .    Research

          - Group Disability
          - Managed Care

     .    Administration

          - Electronic Funds Transfer
          - audits
          - customized administration manuals

     .    Educational Seminars

          -  Annual ROSE(R)Conference
          -  Medical Directors Workshop
          -  Disability Claims Leader Forum


                                      32                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 ROSE(R) Program
--------------------------------------------------------------------------------

     .    Consulting program for catastrophic medical claims

     .    First reinsurance based program ... created in 1984

     . Supports several reinsurance product lines (Medical/Managed Care/LTD/Workers Comp/SIP)

     .    Provided with no cost to clients

          -    Five expert physicians on exclusive retainer
          -    Exclusive contract with two national leaders in case management
          -    Only reinsurer with perinatal and neonatal program (ROSEBUD(R))
          - Transplant networks in 42 states ... provider networks in all 50 states

     .    1998 savings of $12 million

          -    $4,496,000 to ReliaStar
          -    $7,534,000 to clients

                                   33                                  RELIASTAR
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              Fee Income Strategy
--------------------------------------------------------------------------------

     . Generate additional revenue from the risk management of products within our target market

          -    Developed through acquired MGUs and existing businesses
          -    Income which complements risk taking strategies
          -    Does not involve any life or health contingency risk

     .    What we have to offer

          -    ReliaStar paper
          -    Underwriting expertise
          -    Claims administration
          -    Other services

     .    Currently 5% of earnings ... target 10%

                                      34                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     Expense
                                   Management


                                                                     RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             Operating Expense Ratio
  ----------------------------------------------------------------------------
  ($ in millions)

                        1990       1994       1998       2Q99     4Q00P
                        ----       ----       ----       ----     -----

Statutory Premiums     1,140      1,810      3,308      3,611
Operating Expenses       245        248        404        393
Expense Ratio           21.5%      13.7%      12.2%      10.9%        9%

     Note: 2Q99 based on 12 months ended 6/30/99

                                        2                              RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           Current Expense Initiatives
  ----------------------------------------------------------------------------

     .    Customer service function consolidation

     .    Changes to benefit plans

     .    Printing and forms management

     .    Vendor management

     .    Travel management

     .    Technology spending refocused on revenue-generating investments

     .    Process reengineering (AVA)

                                       3                               RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       Detail of Expected Expense Savings
  ----------------------------------------------------------------------------
  ($ in millions, pre-tax)

                                1999     2000       2001       2002
                                ----     ----       ----       ----

  Service Center                  --      5-6      11-12      13-14
  Employee Benefits               12       12         12         12
  Printing/Forms                   1        1        2-3        2-3
  Vendor Management               --        3        5-6        5-6
  Travel                           1        1          1          1
  Technology                       3        3          3          3
  AVA                              6       12         12         12
  ----------------------------------------------------------------------------
  Current Estimates               23    37-38      46-49      48-51
  Original Estimates           24-26    33-37      39-46      40-50

                               21-23 net of transition costs

  Expense savings will be reinvested in initiatives to enhance top line growth, technology and other operations

                                        4                              RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        Changes to Employee Benefit Plans
  ----------------------------------------------------------------------------

             Description:

             .   Pension plan frozen

             .   Employer match added to 401(k) plan

             .   Employees' medical and dental premiums increased

             .   Changes align RLR with competitors

             Update:

             .   Fully implemented 1/1/99

             .   Annual cost savings: $12 million

             . Continue to evaluate benefit plans for competitiveness and savings opportunities

                                        5                              RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          Printing and Forms Management
--------------------------------------------------------------------------------

             Description:

             . Transition printing from external vendors to internal facility where cost effective

             .   ReliaStar supplying paper for external print jobs

             .   New enterprise-wide paper contract effective 8/1/99

             . Nearly $1 million savings from change in prospectus printing and forms management strategy

             Update:

             .   Completion expected in 2001

             .   Estimated annual cost savings: $2-3 million

             . Study underway to further reduce costs for printing fulfillment and forms management

                                        6                              RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                Vendor Management
  ----------------------------------------------------------------------------

     Description:

     .    Implement a formal purchasing program

     . Identify "target categories" of external spending (e.g., 1999 targets: temp. staffing and IT contractors)

     .    Achieve savings of 10-20% on target categories

     . Reduce time spent in purchasing goods and services, reduce transaction costs

     Update:

     .    Completion expected in 2001

     .    Estimated annual cost savings: $5-6 million

                                        7                              RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                Travel Management
  ----------------------------------------------------------------------------

     Description:

     .    Enterprise-wide travel policy revised 1/1/99

     .    Centralized travel reservations management and reporting

     . Compliance and monitoring reports used to manage costs and adherence to travel policy

     .    Reviewing travel vendor contract

     Update:

     .    Fully implemented 1/1/99

     .    Cost savings : $1 million in 1999

                                        8                              RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               Technology Spending
  ----------------------------------------------------------------------------

     Description:

     .    Net decrease: $3 million from 1998 ($9 million below original plan)

     . 1999 spending for tech. support, maintenance and depreciation limited to 2% increase over 1998

     . Review process ensures that investments in strategic projects enhance enterprise revenues or reduce operating costs

     Update:

     .    Timing of savings: 1999 - 2001

     .    Annual cost savings: $3 million

                                        9                              RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           Process Reengineering (AVA)
  ----------------------------------------------------------------------------

     Description of Activity Value Analysis:

     . A process for evaluating operations, prioritizing resources and reducing costs

     . Department heads perform systematic analysis and develop cost reduction recommendations

     . Worksite Financial Services and corporate areas have completed the process

     .    Tied into customer service consolidation for Individual businesses

     Update:

     .    Expected timing of savings: 1999-2001

     .    Total estimated annual cost savings of $12 million

     .    Additional AVA phases under consideration

     . Implementation of Activity Based Costing (ABC) and Benchmarking starting in 1999

                                        10                             RELIASTAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          Activity Based Costing (ABC)
  ----------------------------------------------------------------------------

     ABC management:

     .    Used as a tool to ensure continuation of AVA discipline

     .    Presents strategic view of operating costs

     .    Provides information about the true cost of doing business

     .    Facilitates accurate product pricing and profitability reporting

     ABC implementation initiatives:

     .    Minot Service Center - to measure financial performance

     .    Corporate IT - improve cost allocation methods

                                        11                             RELIASTAR
--------------------------------------------------------------------------------